SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                       8-K



                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the


                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                   May 6, 1998



Commission   Registrants; State of Incorporation;       IRS Employer
File Number       Address; and Telephone Company      Identification
   No.

  1-11327             Illinova Corporation                37-1319890
                      (an Illinois Corporation)
                      500 S. 27th Street
                      Decatur, IL  62525
                      (217) 424-6600

   1-3004             Illinois Power Company              37-0344645
                      (an Illinois Corporation)
                      500 S. 27th Street
                      Decatur, IL  62525
                      (217) 424-6600



               Total number of sequentially  numbered pages is 5.

Item 5.      Other Events

Attached is a copy of a communication provided to the media on May 6, 1998.

For immediate release:                      May 6, 1998

For more information:                       Mike Monahan (217) 424-6400


          ILLINOIS POWER WITHDRAWS SECURITIZATION FILING AT THE ICC

         DECATUR, Ill. - Illinois Power today filed a motion to withdraw its application for securitization funding before the Illinois Commerce Commission
(ICC).
         "We're taking this step because it's evident that we still need to work out some issues the ICC staff has with our financial plan," said Larry F. Altenbaumer, senior vice president and chief financial officer for Illinois Power. "It's our hope that we can mutually resolve those issues, refile an application and receive a favorable ruling from the Commission."
         Illinois Power filed its application seeking ICC authorization for securitization funding on March 18. The decision to withdraw that application today came at the close of the hearing phase of the ICC deliberation.
         Securitization is a financial tool made available to state utilities as part of the compromise electric deregulation legislation approved last December. It would allow Illinois Power and other state utilities to replace a portion of their total existing capitalization with lower-cost securitized debt.
         Securitization funding is a popular financing option for many companies in other industries, such as credit card companies, student loan programs and automobile companies. Because it is well suited for companies with ongoing and predictable revenues, such as utilities, securitization funding for utilities has been authorized in other states that have undertaken electric deregulation.
         "It's our belief that securitization funding, done in accordance with the guidelines specified in the legislation, could help us lower our overall cost of capital and help us be more competitive in a deregulated marketplace," said Altenbaumer. The Commission staff has taken the position that Illinois Power has not "reasonably demonstrated" that securitization funding will lower the company's overall cost of capital.
         "We'll use this timeout in the process to determine what further information we can provide to satisfy the concerns expressed by the ICC staff," said Altenbaumer.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     ILLINOVA CORPORATION
                                                     (Registrant)

                                                     By /s/ Larry F. Altenbaumer
                                                     ---------------------------
                                                     Larry F. Altenbaumer
                                                     Chief Financial Officer
                                                     Treasurer and Controller
                                                     on behalf of
                                                     Illinova Corporation


Date:    May 6, 1998



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     ILLINOIS POWER COMPANY
                                                     (Registrant)

                                                     By /s/ Larry F. Altenbaumer
                                                     ---------------------------
                                                     Larry F. Altenbaumer
                                                     Senior Vice President and
                                                     Chief Financial Officer
                                                     on behalf of
                                                     Illinois Power Company


Date:    May 6, 1998